GLOBAL EQUITY FUNDS
                               SEMI-ANNUAL REPORT



                         IAI DEVELOPING COUNTRIES FUND,
                             IAI INTERNATIONAL FUND



                                  JULY 31, 1997
                                   (UNAUDITED)



                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS

                                 [GLOBE GRAPHIC]
                                TABLE OF CONTENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                               SEMI-ANNUAL REPORT
                                  JULY 31, 1997
                                   (UNAUDITED)


Chairman's Letter.............................. 2

Fund Managers' Reviews

   IAI DEVELOPING COUNTRIES FUND............... 4

   IAI INTERNATIONAL FUND...................... 7

Fund Portfolios

   IAI DEVELOPING COUNTRIES FUND.............. 10

   IAI INTERNATIONAL FUND..................... 13

Notes to Fund Portfolios...................... 16

Statements of Assets and Liabilities.......... 18

Statements of Operations...................... 19

Statements of Changes in Net Assets........... 20

Financial Highlights

   IAI DEVELOPING COUNTRIES FUND.............. 22

   IAI INTERNATIONAL FUND..................... 23

Notes to Financial Statements................. 24

IAI Mutual Fund Family........................ 28

Adviser, Custodian, Legal Counsel,
Independent Auditors,

Directors.......................Inside Back Cover

                                 [GLOBE GRAPHIC]
                                CHAIRMAN'S LETTER
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


[PHOTO]
NOEL P. RAHN
CHAIRMAN

AN ELEVEN FOLD RISE IN 15 YEARS

On August 12, 1997, the U.S. stock market celebrated the fifteenth anniversary of the great bull market. Indeed, it's hard to believe that on August 12, 1982, the Dow Jones Industrial Average closed the day at just 777. In fifteen years, the U.S. stock market has risen from $1 trillion to $10 trillion in valuation, generating a total annual return of about 20%, the best 15-year stretch in history.

The American economic model, emphasizing capitalism, free trade, productivity and high technology, is now the envy of the world. Unemployment is at 4.8%, inflation is 2%, corporate profits continue to expand at a steady, though slowing rate, and there's nothing on the horizon to cause concern.

To be sure, the stock market is still a volatile place to be, with the month of August 1997 erasing the Dow gains of July 1997. Meanwhile, investor interest has recently shifted to some markets that have underperformed in recent years--small capitalization domestic stocks and international markets. One of the best performing markets in the world over the past twelve months was Russia, a country that is still making a wrenching transition from the old Soviet Union's planned economy. Another strong market for much of the year was in Hong Kong, which was transferred to Chinese control after years of British rule. Investing in Russia, Hong Kong and other emerging markets is not for the faint of heart, however, and that's why it is especially wise to let professional investment managers evaluate the risks and returns there and in other volatile countries.

Meanwhile, the U.S. bond market has posted better returns in recent months, as the news on inflation remains benign and interest rates trend downward. The Federal Reserve Board has stayed on the sidelines, raising interest rates just once last March. But you can be sure that the Fed will be ready to make a move if inflation fears return--and that's always a possibility. After all, the economy is at full employment. As the economy continues to grow, workers will have more leverage in negotiating their salaries and wages.

If you're an investor approaching retirement, then the income offered by bonds is particularly attractive in these days of low inflation. Even with a relatively low 6.5% yield offered by U.S. Treasury securities, the real returns offered by bonds are historically high compared to inflation. In addition, bond prices are typically less volatile than stocks, and that's another reason to invest in bonds if your investment time horizon is relatively short.

As for stocks, 1997 is turning out to be a very good year, notwithstanding two significant pullbacks in March and August. Most analysts did not expect the market to do this well after posting such solid returns in 1995 and 1996. But the U.S. stock market continues to surprise us.

The Dow Jones Industrial Average would have to go to nearly 100,000 by the year 2012 to match the performance of the past fifteen years. But then again, an 8,000 Dow was unthinkable in 1982.

                                 [GLOBE GRAPHIC]
                                CHAIRMAN'S LETTER
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

The risk in the second half of the year is biased toward higher growth and an upturn in inflation. First half economic results were erratic, with a strong quarter followed by a weak quarter. Neither reflects a true picture of the underlying expansion. Instead the pattern reflects statistically choppy spending. Consumer spending in the first half was influenced by seasonality (warmer winter, cooler spring), early tax refunds, and a growing trend toward employee bonuses/stock options (paid in lump sums in the first months of the year) instead of salary increases (paid in smaller monthly increments throughout the year). These conditions will not be repeated in the second half of the year. A third quarter rebound to about 3% real growth should follow the anemic second quarter results.

Our concern is that the apparent pause in the second quarter has done little to relieve rising economic pressures. Labor markets are operating at full capacity. In fact, we suspect businesses are beginning to miss opportunities because they are unable to find experienced help. Capacity utilization rates also reflect a lack of excess capacity. The U.S. has been able to use excess capacity from overseas to meet demand. However, growth now appears to be on the rise in other G7 countries. The results of recent elections in the U.K. and France have a clear pro-growth bias. Fiscal austerity and low inflation have less appeal to voters when unemployment rates are persistently high. A coordinated global expansion will help lift our exports but will remove some of the price competition that has helped restrain domestic inflation.

Monetary liquidity is ample to finance both economic growth and modest price increases. Domestically, broad money growth is expanding at a rate of about 7%. Globally, U.S. dollar-based credit has been growing at a double-digit rate for the last year. However, the Fed is likely to tolerate broad money growth and tight economic capacity until inflation begins to accelerate.

Please read the Fund Managers' Reviews which follow this letter for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Noel P. Rahn
Noel P. Rahn
Chairman

                                 [GLOBE GRAPHIC]
                              FUND MANAGERS' REVIEW
                          IAI DEVELOPING COUNTRIES FUND


IAI DEVELOPING COUNTRIES FUND

[PHOTO]
ROY C. GILLSON
IAI DEVELOPING COUNTRIES
FUND CO-MANAGER

[PHOTO]
SOOKYONG KWAK
IAI DEVELOPING COUNTRIES
FUND CO-MANAGER

WHAT IS THE FUND'S OBJECTIVE?

The investment objective of the IAI Developing Countries Fund is to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing in companies domiciled or otherwise having substantial operations in developing countries. Since the Fund invests in issues of international stocks in lesser developed countries, investors often use it as a diversification technique in conjunction with other IAI Mutual Funds which invest in less volatile markets.

HOW HAS THE FUND PERFORMED?

The Fund generated a total return of 7.55% for the second quarter of 1997, compared to the IFC Investable Index which produced a return of 8.94%. For the six months ended July 31, 1997, the Fund produced 11.49% while the IFC Investable Index had a 9.57% total return.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND?

In Latin America, we sold Electridade de Sao Paulo (0.45%)* in Brazil and FEMSA (0.00%)* in Mexico, both of which reached our sell targets. In Europe, we purchased two Portuguese bank stocks, Banco Comercial Portugues (1.22%)* and Banco Totta y Acores (1.44%)* and participated in the new issue of Electricidade de Portugal (0.11%)*. We also added Namibian Minerals (1.90%)*, a South African diamond miner. In the Far East, we added to Guangdong Electric Power (2.89%)* in China and Semen Cibinong (2.22%)* in Indonesia.

* PERCENTAGE OF NET ASSETS AS OF 7/31/97

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Latin America was once again the strongest performing geographic region, as the markets in this region continue to be favored by capital flows relative to other emerging markets. Venezuela and Brazil achieved the best returns, up 47.07% and 26.69%, respectively, in U.S. dollar terms. Privatization stocks continued to drive the Brazilian market, and capital investment remains strong as foreign firms increase their production plans, although the underlying economy is flattening and consumer spending is under pressure.

European markets were generally mixed. Both Hungary and Portugal were favored by the international investor, up 18.75% and 16.22%, respectively. Conversely, Poland declined as a large new issue drained liquidity from the market and South Africa was flat as a result of poor sentiment in the gold sector on hopes of interest rate declines.

Asian markets were also mixed, with Thailand declining 26.55%, as their financial and currency crisis continued. Malaysia and the Philippines both fell 15% as international investors continue to shift their portfolios in favor of Latin American holdings. Conversely, India produced a return in excess of 25%.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe global emerging markets offer select opportunities on a long-term basis, as many of these markets will generate average economic growth rates in excess of 5% over the next five years. We expect this growth to be driven by a combination of a rise in per-capita income, export opportunities and capital investments.

                                 [GLOBE GRAPHIC]
                              FUND MANAGERS' REVIEW
                          IAI DEVELOPING COUNTRIES FUND


PORTFOLIO WEIGHTING:
IAI DEVELOPING COUNTRIES FUND VS. IFC INVESTABLE INDEX

                                      7/31/97
                        ----------------------------------     Country Returns
                        IAI Developing      IFC Investable    for the Six Months
                        Countries Fund          Index           Ended 7/31/97
--------------------------------------------------------------------------------
AFRICA
  Egypt                       1%                  1%                  n/a
  South Africa                5                  12                   10%
EUROPE
  Czech Republic              1                  --                 (20%)
  Greece                      3                   2                   20%
  Hungary                    --                   1                   23%
  Morocco                    --                   1                   n/a
  Poland                      1                   1                 (22%)
  Portugal                    5                   2                   21%
  Russia                     --                   4                   n/a
  Turkey                      1                   3                  (6%)
  United Kingdom              2                  --                   18%
FAR EAST
  China                       5                   1                   29%
  Hong Kong                   1                  --                   19%
  India                       4                   2                   27%
  Indonesia                   5                   2                 (10%)
  Israel                      4                   2                   n/a
  Malaysia                    6                  11                 (24%)
  Pakistan                   --                   1                   33%
  Philippines                --                   2                 (31%)
  South Korea                 4                   2                    1%
  Sri Lanka                  --                   1                   59%
  Taiwan                      5                   8                   27%
  Thailand                    3                   1                 (30%)
LATIN AMERICA
  Argentina                   4                   5                   20%
  Brazil                     11                  14                   43%
  Chile                       2                   6                   19%
  Colombia                   --                   1                   21%
  Mexico                      9                  12                   36%
  Peru                        4                   1                   15%
  Venezuela                  --                   1                   48%
OTHER COUNTRIES               2                  --
CASH                         12                  --
---------------------------------------------------------
TOTAL                       100%                100%
---------------------------------------------------------


TOP TEN STOCK HOLDINGS
                                                                                  % of Net Assets
                                                                               ----------------------
Issues                                  Country         Industry              7/31/97        1/31/97
-----------------------------------------------------------------------------------------------------
Taipei Fund                              Taiwan          Financial               4.73          4.26
Guangdong Electric Power
  Development Class B                    China           Energy                  2.89          1.76
Bidvest                                  South Africa    Consumer Goods          2.76          1.99
Delta Informatics                        Greece          Capital Equipment       2.75          1.75
Grupo Financiero Bancomer Series B       Mexico          Financial               2.63          1.58
Bank Bali, foreign                       Indonesia       Financial               2.58          1.92
Telefonica de Argentina ADR              Argentina       Services                2.34          2.32
Semen Cibinong, foreign                  Indonesia       Materials               2.22          2.18
Petronas Dagangan Berhad                 Malaysia        Energy                  2.22          2.56
Tadiran Telecommunications ADR           Israel          Services                2.19          1.80
-----------------------------------------------------------------------------------------------------
TOTAL                                                                           27.31%        22.12%
-----------------------------------------------------------------------------------------------------

                                 [GLOBE GRAPHIC]
                              FUND MANAGERS' REVIEW
                          IAI DEVELOPING COUNTRIES FUND


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI DEVELOPING COUNTRIES FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

TOP FIVE COUNTRIES
% OF NET ASSETS

[BAR GRAPH]
                     AS OF 7/31/97         AS OF 1/31/97
BRAZIL                  10.5%                  13.0%
MEXICO                   9.3%                  11.1%
MALAYSIA                 6.4%                   8.9%
CHINA                    5.0%                   3.7%
SOUTH AFRICA             4.9%                   4.5%


VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]
                  IAI DEVELOPING
                COUNTRIES FUND (1)             IFC
                (INCEPTION 2/10/95)      INVESTABLE INDEX*
2/10/95              $10,000                 $10,000
7/31/95              $11,060                 $11,047
1/31/96              $10,852                 $11,457
7/31/96              $10,803                 $11,081
1/31/97              $11,419                 $12,379
7/31/97              $12,731                 $13,564


AVERAGE ANNUAL RETURNS+
THROUGH 7/31/97

                                         Six                   Since Inception
                                       Months**      1 Year         2/10/95
================================================================================
IAI DEVELOPING COUNTRIES FUND(1)       11.49%        17.86%         10.27%
--------------------------------------------------------------------------------
IFC Investable Index                    9.57%        22.40%         12.97%*

+   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*   SINCE 2/1/95
(1) FEES AND EXPENSES WERE VOLUNTARILY WAIVED TO 2.00% OF AVERAGE DAILY NET ASSETS, THROUGH MARCH 31, 1996.
**  NOT ANNUALIZED

                                 [GLOBE GRAPHIC]
                              FUND MANAGERS' REVIEW
                             IAI INTERNATIONAL FUND


[PHOTO]
ROY C. GILLSON
IAI INTERNATIONAL
FUND MANAGER

IAI INTERNATIONAL FUND WHAT IS THE FUND'S OBJECTIVE?

The primary investment objective of the IAI International Fund is capital appreciation. A secondary objective is current income, principally from dividends. Typically, the Fund invests in stocks representative of the Morgan Stanley Europe Australia and Far East (EAFE) Index. However, the Fund also invests in other countries, including developing countries.

HOW HAS THE FUND PERFORMED?

The Fund generated a total return of 11.18% in the second quarter of 1997, compared to the Morgan Stanley EAFE Index which produced a return of 14.27%. For the six months ending July 31, 1997, the Fund was up 13.02% while the EAFE Index was up 17.27%.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND?

In Japan, we added to Nippon Yusen Kabushiki Kaish (2.40%)*, the shipping company, continued to buy Eisai (3.21%)*, and purchased Namco (2.04%)*, an arcade game supplier and software company. We took profits in Nippon Telegraph & Telephone (2.91%)* and sold Mitsubishi Heavy Industry (0.00%)* after it reached our share price target. We also added to First Pacific (1.62%)* in Hong Kong and Woolworths (2.93%)*, a retailer, in Australia. In Europe, we reduced our holding in British Steel (1.10%)* following a re-evaluation and initiated a new holding in Sears (1.39%)*, a large retailer, which is being restructured. We also added to KLM Royal Dutch Airlines (0.15%)* in the Netherlands and are establishing positions in three Portuguese stocks, Banco Totta y Acores (0.51%)*, Banco Comercial Portugues (0.63%)*, and Electricidade de Portugal (0.10%)*.

* PERCENTAGE OF NET ASSETS AS OF 7/31/97

Can you point to any specific market factors that influenced the Fund's performance?

Japan, reversing a previous trend, rose strongly in the second quarter, up 23.72% in U.S. dollar terms, primarily driven by economic optimism despite the yen's recent recovery and its negative impact on exporters.

Continental European growth expectations are recovering, albeit somewhat tempered by government action on deficits to meet the Maastricht criteria for membership in the single European currency.

Far Eastern markets were the weakest geographic region, with only Hong Kong providing positive returns among the EAFE countries as the Chinese hand-over approached.

European and Asian emerging markets were mixed. In Eastern Europe, both Hungary and Portugal produced strong returns, up 18.75% and 16.22%, respectively, while Poland and the Czech Republic declined, both in excess of 15%. The Asian market of Thailand also declined as their financial and currency crisis continued.

Latin America was once again the strongest performing geographic region, with Venezuela and Brazil producing the best returns, up 47.07% and 26.69%, respectively, in U.S. dollar terms.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Although we believe economic activity in Japan is slowly recovering and company profits are improving steadily, we continue to be cautious in light of severe problems that still exist in the financial sector. We are maintaining a strong presence in France and the UK, markets which we believe to offer superior value, although we initially reduced our French position modestly following the Socialist victory which may increase policy risks. Latin American markets continue to be favored by international investors relative to other emerging markets. Accordingly, we continue to believe that investors desiring diversification should include an international component to their portfolio.

                                 [GLOBE GRAPHIC]
                              FUND MANAGERS' REVIEW
                             IAI INTERNATIONAL FUND


PORTFOLIO WEIGHTING:
IAI INTERNATIONAL FUND VS. EAFE INDEX

                                   7/31/97
                      --------------------------------       Country Returns
                              IAI                EAFE       for the Six Months
                       International Fund        Index        Ended 7/31/97
-------------------------------------------------------------------------------
AFRICA
  South Africa                1%                  --%              10%
EUROPE
  Belgium                     1                    1               11%
  Denmark                    --                    1               16%
  Finland                    --                    1               22%
  France                     14                    7                9%
  Germany                     6                    9               29%
  Italy                      --                    3                7%
  Netherlands                 2                    5               31%
  Norway                     --                    1                2%
  Portugal                    1                   --               21%
  Spain                       2                    2               16%
  Sweden                     --                    3               18%
  Switzerland                --                    6               30%
  United Kingdom             16                   19               18%
FAR EAST
  Australia                  11                    3               10%
  Hong Kong                   8                    4               19%
  Indonesia                   1                   --             (10%)
  Israel                      1                   --               n/a
  Japan                      20                   32               19%
  Malaysia                    1                    2             (21%)
  New Zealand                 3                   --                4%
  Singapore                  --                    1             (12%)
  South Korea                 1                   --                1%
  Taiwan                      1                   --               27%
LATIN AMERICA
  Argentina                   1                   --               20%
  Brazil                      1                   --               43%
  Chile                       1                   --               19%
  Mexico                      1                   --               36%
  Peru                        1                   --               15%
OTHER COUNTRIES              --                   --
CASH                          5                   --
----------------------------------------------------------
 TOTAL                      100%                 100%
----------------------------------------------------------


TOP TEN STOCK HOLDINGS
                                                                                  % of Net Assets
                                                                              ----------------------
Issues                                  Country         Industry              7/31/97        1/31/97
----------------------------------------------------------------------------------------------------
Hitachi                                 Japan           Capital Equipment       3.81           3.30
Commonwealth Bank of Australia          Australia       Financial               3.45           3.04
Eisai                                   Japan           Consumer Goods          3.21           0.58
Toray Industries                        Japan           Materials               3.19           3.30
M.I.M. Holdings                         Australia       Materials               3.18           3.38
Bayer                                   Germany         Materials               3.05           2.29
Woolworth's                             Australia       Services                2.93            --
Nippon Telegraph & Telephone            Japan           Services                2.91           4.00
Jardine Strategic                       Hong Kong       Multi-Industry          2.81           2.98
Carter Holt Harvey                      New Zealand     Materials               2.70           2.92
----------------------------------------------------------------------------------------------------
TOTAL                                                                          31.24%         25.79%
----------------------------------------------------------------------------------------------------


                                 [GLOBE GRAPHIC]
                              FUND MANAGERS' REVIEW
                             IAI INTERNATIONAL FUND


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI INTERNATIONAL FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE
IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

TOP FIVE COUNTRIES
% OF NET ASSETS

[BAR GRAPH]
                      AS OF 7/31/97         AS OF 1/31/97
JAPAN                     19.0%                 20.4%
UNITED KINGDOM            15.1%                 15.5%
FRANCE                    15.1%                 12.5%
AUSTRALIA                  9.6%                  6.4%
HONG KONG                  7.6%                  6.0%


VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]
                         IAI                     EAFE
                   INTERNATIONAL FUND            INDEX
 8/1/87                 $10,000                 $10,000
1/31/88                 $ 8,820                 $ 9,642
1/31/89                 $11,140                 $12,395
1/31/90                 $12,412                 $12,994
1/31/91                 $11,266                 $10,701
1/31/92                 $12,987                 $11,413
1/31/93                 $12,235                 $10,279
1/31/94                 $17,669                 $14,821
1/31/95                 $15,851                 $14,200
1/31/96                 $19,041                 $16,541
1/31/97                 $19,495                 $16,908
7/31/97                 $22,036                 $19,827


AVERAGE ANNUAL RETURNS+
THROUGH 7/31/97

                               Six Months*     1 Year     5 Years     10 Years
==============================================================================
IAI INTERNATIONAL FUND          13.02%         18.90%     12.84%       8.22%
------------------------------------------------------------------------------
EAFE Index                      17.27%         18.45%     14.12%       7.08%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  NOT ANNUALIZED

                                 [GLOBE GRAPHIC]
                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                  JULY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)


COMMON STOCKS - 81.9%

                                                       Market                                                             Market
                                        Quantity      Value (a)                                           Quantity       Value (a)
---------------------------------------------------------------    ---------------------------------------------------------------
ARGENTINA - 4.2%                                                   GREECE - 3.3%
Telefonica de Argentina ADR                                        Delta Informatics
   (Services)                             8,780      $  348,456       (Capital Equipment)                   27,200      $  409,593
Transportadora de Gas del Sur                                      Texniki Et Boloy
   ADR (Energy)                          24,100         280,163       (Capital Equipment)                   20,550          86,675
                                                     ----------    Texniki Et Boloy Rights
                                                        628,619       (Capital Equipment)                   20,550              --
---------------------------------------------------------------                                                         ----------
BRAZIL - 4.9%                                                                                                              496,268
Empresa Nacional de Comercio                                       ---------------------------------------------------------------
   (Consumer Goods) (b)                 295,500              --    HONG KONG - 1.5%
Telecomunicacoes Brasileiras                                       Giordano International
   (Services)                         1,300,000         178,855       (Consumer Goods)                     360,000         226,670
Telecomunicacoes Brasileiras                                       ---------------------------------------------------------------
   ADR (Services)                         1,865         276,253    INDIA - 3.7%
Usinas Siderurgicas de Minas                                       Grasim Industries GDR
   Gerais ADR (Materials)                16,300         193,155       (Multi-Industry)                      14,500         195,750
Usinas Siderurgicas de Minas                                       Indian Petrochemicals GDR
   Gerais ADR (Materials) (c)             6,300          74,655       (Materials)                           17,700         232,755
                                                     ----------    Suez Cement GDR
                                                        722,918       (Non-Energy Minerals) (b) (c)          6,000         119,100
---------------------------------------------------------------                                                         ----------
CANADA - 1.9%                                                                                                              547,605
Namibian Minerals ADR                                              ---------------------------------------------------------------
   (Materials) (b)                       73,500         282,516    INDONESIA - 4.8%
---------------------------------------------------------------    Bank Bali, foreign (Financial)          138,500         383,987
CHILE - 1.8%                                                       Semen Cibinong, foreign
Enersis ADR (Energy)                      7,250         269,609       (Materials)                          215,000         330,927
---------------------------------------------------------------                                                         ----------
CHINA - 5.0%                                                                                                               714,914
Guangdong Electric Power                                           ---------------------------------------------------------------
   Development Class B                                             ISRAEL - 3.7%
   (Energy)                             574,896         430,662    Blue Square-Israel
Sinocan (Consumer Goods)                684,000         309,202       (Consumer Goods) (b)                   7,400          76,736
                                                     ----------    Blue Square-Israel ADR
                                                        739,864       (Consumer Goods) (b)                   9,841         152,536
---------------------------------------------------------------    Tadiran Telecommunications
CZECH REPUBLIC - 1.6%                                                 ADR (Services) (c)                    15,266         326,311
Skoda Plzen (Consumer Goods) (b)          8,628         237,894                                                         ----------
---------------------------------------------------------------                                                            555,583
EGYPT - 0.8%                                                       ---------------------------------------------------------------
MISR International Bank GDR
   (Financial) (b)                        7,865         116,205
---------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 16

                                 [GLOBE GRAPHIC]
                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                  JULY 31, 1997
                                   (UNAUDITED)


COMMON STOCKS (CONT.)

                                                       Market                                                             Market
                                       Quantity       Value (a)                                            Quantity      Value (a)
---------------------------------------------------------------    ---------------------------------------------------------------
MALAYSIA - 6.4%                                                    POLAND - 1.5%
Golden Hope Plantations                                            Elektrim (Capital Equipment)             24,073      $  227,196
   (Materials)                          202,500      $  321,051    ---------------------------------------------------------------
Land & General Holdings                                            PORTUGAL - 4.6%
   (Multi-Industry)                     164,800         175,645    Banco Comercial Portugues
Malaysian International                                               (Financial)                            9,519         181,712
   Shipping, foreign (Services)          49,000         124,521    Banco Totta y Acores
Petronas Dagangan Berhad                                              (Financial)                           11,299         215,022
   (Energy)                             143,800         329,979    Cimpor-Cimentos de Portugal
                                                     ----------       (Materials)                           10,500         270,647
                                                        951,196    Electricidade de Portugal
---------------------------------------------------------------       (Energy)                                 927          15,738
MEXICO - 9.3%                                                                                                           ----------
Corporacion GEO Series B                                                                                                   683,119
   (Financial) (b)                       20,938         118,752    ---------------------------------------------------------------
Grupo Carso ADR                                                    SOUTH AFRICA - 4.9%
   (Multi-Industry) (c)                   2,000          31,750    Bidvest (Consumer Goods)                 47,592         410,320
Grupo Carso Series A-1                                             South African Iron & Steel
   (Multi-Industry)                      40,450         320,872       Industrial (Materials)               439,000         314,218
Grupo Financiero Bancomer                                                                                               ----------
   Series B (Financial)                 529,925         391,258                                                            724,538
Grupo Financiero Inbursa                                           ---------------------------------------------------------------
   Series B (Financial)                     960           4,611    SOUTH KOREA - 3.1%
Industrias Series B                                                Pohang Iron & Steel, foreign
   (Capital Equipment) (b)               52,000         242,447       (Materials)                            2,182         184,232
Telefonos de Mexico ADR                                            Samsung Electronics, foreign
   (Services)                             4,850         269,175       (Consumer Goods)                       1,219         128,003
                                                     ----------    Shinhan Bank, foreign (Financial)        12,495         140,169
                                                      1,378,865                                                         ----------
---------------------------------------------------------------                                                            452,404
PERU - 4.1%                                                        ---------------------------------------------------------------
Credicorp (Financial)                     4,517          86,727    TAIWAN - 4.7%
Credicorp ADR (Financial)                10,107         194,560    Taipei Fund (Financial) (b)               5,200         704,600
Telefonica de Peru ADR                                             ---------------------------------------------------------------
   (Services)                            12,700         313,531    THAILAND - 2.6%
Telefonica de Peru Class B                                         Charoen Pokphand Feedmill,
   (Services)                             7,000          17,157       foreign (Consumer Goods)              63,000         148,236
                                                     ----------    Siam City Bank, foreign
                                                        611,975       (Financial)                          252,000         122,541
---------------------------------------------------------------    Srithai Superware, foreign
                                                                      (Consumer Goods)                      59,550         119,567
                                                                                                                        ----------
                                                                                                                           390,344
                                                                   ---------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 16

                                 [GLOBE GRAPHIC]
                                 FUND PORTFOLIO
                          IAI DEVELOPING COUNTRIES FUND

                                  JULY 31, 1997
                                   (UNAUDITED)


COMMON STOCKS (CONT.)                                              SHORT-TERM SECURITIES - 12.7%

                                                       Market                                         Principal           Market
                                       Quantity       Value (a)             Rate      Maturity          Amount           Value (a)
---------------------------------------------------------------    ---------------------------------------------------------------
TURKEY - 1.6%                                                      U.S. GOVERNMENT OBLIGATIONS - 12.7%
Tofas Turk Otomobil GDR                                            U.S. Treasury Bill
   (Consumer Goods)                     930,000     $   241,800
---------------------------------------------------------------            5.26%       09/18/97      $ 1,900,000       $ 1,886,453
UNITED KINGDOM - 1.9%                                              ===============================================================
Five Arrows Chile Investment                                       TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
   Trust (Financial)                     84,216         281,281    (COST: $1,887,157)................................. $ 1,886,453
===============================================================    ===============================================================
TOTAL INVESTMENTS IN COMMON STOCKS                                 TOTAL INVESTMENTS IN SECURITIES
(COST: $11,282,337)................................ $12,185,983    (COST: $14,311,243) (f)............................ $15,083,896
===============================================================    ===============================================================
                                                                   OTHER ASSETS AND LIABILITIES (NET) - (1.3%)
NON-CONVERTIBLE PREFERRED                                          ................................................... $  (197,800)
STOCKS - 6.7%                                                      ===============================================================
                                                                   TOTAL NET ASSETS
                                                       Market      ................................................... $14,886,096
                                        Quantity      Value (a)    ===============================================================
---------------------------------------------------------------
BRAZIL - 5.6%
Banco Nacional
   (Financial) (b) (d)                5,300,000     $        --
Centrais Electricas de Santa
   Catarina Series B (Energy)           186,000         274,793
Globex Utilidades
   (Consumer Goods)                      14,450         173,453
Multicanal Participacoes ADR
   (Services) (b)                        25,621         288,236
Tecidos Norte de Minas
   (Consumer Goods)                     295,500         111,324
                                                     ----------
                                                        847,806
---------------------------------------------------------------
SOUTH KOREA - 1.1%
Samsung Electronics, foreign
   (Consumer Goods)                       3,433         163,654
===============================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $1,141,749)................................. $ 1,011,460
===============================================================
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $12,424,086)................................ $13,197,443
===============================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 16

                                 [GLOBE GRAPHIC]
                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                  JULY 31, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)


COMMON STOCKS - 88.0%

                                                       Market                                                             Market
                                       Quantity       Value (a)                                         Quantity         Value (a)
---------------------------------------------------------------    ---------------------------------------------------------------
ARGENTINA - 0.7%                                                   GERMANY - 5.6%
Telefonica de Argentina ADR                                        Bayer (Materials)                      88,570       $ 3,732,207
   (Services)                            22,000     $   873,125    RWE (Energy)                           68,635         3,056,589
---------------------------------------------------------------                                                        -----------
AUSTRALIA - 9.6%                                                                                                         6,788,796
Commonwealth Bank of                                               ---------------------------------------------------------------
   Australia (Financial)                340,000       4,218,011    HONG KONG - 7.6%
M.I.M. Holdings (Materials)           2,803,000       3,884,638    First Pacific (Multi-Industry)      1,657,412         1,980,118
Woolworth's (Services)                1,145,434       3,576,009    Giordano International
                                                     ----------       (Consumer Goods)                   702,000           442,008
                                                     11,678,658    Hong Kong Telecommunications
---------------------------------------------------------------       (Services)                         856,800         2,229,838
BELGIUM - 0.8%                                                     Jardine Strategic
Compagnie Maritime Belge                                              (Multi-Industry)                   940,000         3,440,400
   (Services)                            13,600         932,686    Swire Pacific Class A
---------------------------------------------------------------       (Multi-Industry)                   117,000         1,110,688
BRAZIL - 1.4%                                                      Swire Pacific Class B
Telecomunicacoes Brasileiras                                          (Multi-Industry)                    85,000           135,034
   ADR (Services)                         7,800       1,155,375                                                         ----------
Usinas Siderurgicas de Minas                                                                                             9,338,086
   Gerais ADR (Materials)                47,500         562,875    ---------------------------------------------------------------
                                                     ----------    INDIA - 0.3%
                                                      1,718,250    Suez Cement GDR
---------------------------------------------------------------       (Materials) (b)                     17,000           337,450
CHILE - 0.6%                                                       ---------------------------------------------------------------
Enersis ADR (Energy)                     18,300         680,531    INDONESIA - 0.7%
---------------------------------------------------------------    Bank Bali, foreign (Financial)        300,000           831,740
CHINA - 0.4%                                                       ---------------------------------------------------------------
Sinocan (Consumer Goods)              1,190,000         537,940    ISRAEL - 1.1%
---------------------------------------------------------------    Blue Square-Israel ADR
FRANCE - 13.0%                                                        (Consumer Goods) (b)                33,903           525,497
Compagnie Financiere de                                            NUR Advanced Technologies
   Paribas (Financial)                   38,071       2,735,825       ADR (Capital Equipment) (b)         80,000            95,000
Dexia France (Financial)                 28,409       2,816,815    Tadiran Telecommunications
Eridania Beghin-Say                                                   ADR (Services) (c)                  36,000           769,500
   (Consumer Goods)                      16,194       2,303,902                                                         ----------
Lafarge (Materials)                      42,182       2,970,621                                                          1,389,997
Lyonnaise des Eaux-Dumez                                           ---------------------------------------------------------------
   (Services)                            27,371       2,987,936    JAPAN - 19.0%
Societe Television Francaise                                       Aiwa (Consumer Goods)                  74,000         1,750,000
   (Services)                            23,540       2,033,734    Eisai (Consumer Goods)                189,000         3,926,858
                                                     ----------    Hitachi (Capital Equipment)           411,000         4,651,520
                                                     15,848,833    Mazda Motor
---------------------------------------------------------------       (Consumer Durables) (b)              5,000            19,426


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 16

                                 [GLOBE GRAPHIC]
                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                  JULY 31, 1997
                                   (UNAUDITED)


COMMON STOCKS (CONT.)

                                                       Market                                                             Market
                                        Quantity      Value (a)                                            Quantity      Value (a)
---------------------------------------------------------------    ---------------------------------------------------------------
JAPAN - (CONT.)                                                    SOUTH AFRICA - 0.5%
Namco (Consumer Goods)                   66,000     $ 2,491,723    South African Iron & Steel
Nippon Telegraph & Telephone                                          Industrial (Materials)               867,138     $   620,661
   (Services)                               702       3,557,432    ---------------------------------------------------------------
Nippon Yusen Kabushiki Kaish                                       SOUTH KOREA - 0.4%
   (Services)                           824,000       2,929,932    Samsung Electronics, foreign
Toray Industries (Materials)            593,000       3,896,571       (Consumer Goods)                       4,534         476,101
                                                     ----------    ---------------------------------------------------------------
                                                     23,223,462    SPAIN - 1.5%
---------------------------------------------------------------    Iberdrola (Energy)                      168,750       1,877,116
MALAYSIA - 1.0%                                                    ---------------------------------------------------------------
Land & General Holdings                                            TAIWAN - 0.9%
   (Multi-Industry)                     450,000         479,613    Taipei Fund (Financial) (b)               8,000       1,084,000
Malaysian International                                            ---------------------------------------------------------------
   Shipping, foreign (Services)         293,333         745,432    THAILAND - 0.3%
                                                     ----------    Siam City Bank, foreign
                                                      1,225,045       (Financial)                          760,000         369,569
---------------------------------------------------------------    ---------------------------------------------------------------
MEXICO - 1.0%                                                      UNITED STATES OF AMERICA - 0.0%
Telefonos de Mexico ADR                                            Millennium Chemicals (Materials)            714          15,039
   (Services)                            21,800       1,209,900    ---------------------------------------------------------------
---------------------------------------------------------------    UNITED KINGDOM - 15.1%
NETHERLANDS - 2.1%                                                 B.A.T. Industries
KLM Royal Dutch Air Lines                                             (Multi-Industry)                     350,931       2,968,065
   (Services)                             5,221         186,617    British Steel (Materials)               496,766       1,348,301
Koninklijke PTT Nederland                                          FKI (Producer Manufacturing)            329,868         961,483
   (Materials)                           59,000       2,425,635    Glaxo Wellcome
                                                     ----------       (Consumer Goods)                      38,547         815,204
                                                      2,612,252    Hanson (Multi-Industry)                  85,336         431,787
---------------------------------------------------------------    Imperial Tobacco Group
NEW ZEALAND - 2.7%                                                    (Consumer Goods)                     343,201       2,135,568
Carter Holt Harvey (Materials)        1,356,000       3,298,640    Norwich Union (Financial) (b)            73,578         385,549
---------------------------------------------------------------    Peninsular and Oriental Steam
PERU - 0.5%                                                           Navigation (Services)                253,000       2,572,725
Credicorp ADR (Financial)                28,900         556,325    Rolls-Royce
---------------------------------------------------------------       (Capital Equipment)                  560,000       2,150,365
PORTUGAL - 1.2%                                                    Sears (Services)                      1,673,710       1,699,234
Banco Comercial Portugues                                          Tomkins (Multi-Industry)                600,000       3,011,363
   (Financial)                           40,243         768,216                                                         ----------
Banco Totta y Acores (Financial)         32,549         619,413                                                         18,479,644
Electricidade de Portugal                                          ===============================================================
   (Energy)                               7,465         126,736    TOTAL INVESTMENTS IN COMMON STOCKS
                                                     ----------    (COST: $97,998,916)............................... $107,518,211
                                                      1,514,365    ===============================================================
---------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 16

                                 [GLOBE GRAPHIC]
                                 FUND PORTFOLIO
                             IAI INTERNATIONAL FUND

                                  JULY 31, 1997
                                   (UNAUDITED)


NON-CONVERTIBLE PREFERRED                                          SHORT-TERM SECURITIES - 4.9%
STOCKS - 0.4%

                                                       Market                                         Principal           Market
                                        Quantity      Value (a)             Rate      Maturity          Amount           Value (a)
---------------------------------------------------------------    ---------------------------------------------------------------
SOUTH KOREA - 0.4%                                                 U.S. GOVERNMENT AGENCY
Samsung Electronics, foreign                                       OBLIGATIONS - 4.9%
   (Consumer Goods)                       9,760    $    465,267    Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)
===============================================================             5.75%     08/01/97      $ 6,000,000       $  6,000,000
TOTAL INVESTMENTS IN NON-CONVERTIBLE                               ===============================================================
PREFERRED STOCKS                                                   TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $614,992).................................. $    465,267    (COST: $6,000,000)................................ $  6,000,000
===============================================================    ===============================================================
                                                                   TOTAL INVESTMENTS IN SECURITIES
OTHER SECURITIES - 2.1%                                            (COST: $107,584,264) (f).......................... $116,551,100
                                                                   ===============================================================
                                      Ownership         Market     OTHER ASSETS AND LIABILITIES (NET) - 4.6%
                                    Percentage(e)     Value (a)    .................................................. $  5,689,336
---------------------------------------------------------------    ===============================================================
FRANCE - 2.1%                                                      TOTAL NET ASSETS
Qualis (LIMITED PARTNERSHIP) (b)          2.61%    $  2,567,622    .................................................. $122,240,436
===============================================================    ===============================================================
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $2,970,356)................................ $  2,567,622
===============================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $101,584,263).............................. $110,551,100
===============================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 16

                                 [GLOBE GRAPHIC]
                            NOTES TO FUND PORTFOLIOS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  JULY 31, 1997
                                   (UNAUDITED)


                                       (a)

Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. This issue may be only sold to other qualified institutional buyers and is considered liquid under guidelines established by the Board of Directors.

                                       (d)

This security is valued at $0 under guidelines established by the Board of Directors and is illiquid.

                                       (e)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For the restricted security issue held at July 31, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the security. The restricted security held was acquired on 04/02/96 at a cost of $2,970,356.

                                       (f)

At July 31, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                               IAI DEVELOPING COUNTRIES      IAI INTERNATIONAL
                                         FUND                       FUND
--------------------------------------------------------------------------------
Cost for federal tax purposes       $  14,358,860             $ 107,627,048
                               =================================================
Gross unrealized appreciation       $   2,286,906             $  14,920,694

Gross unrealized depreciation          (1,561,870)               (5,996,642)
                               -------------------------------------------------
Net unrealized appreciation         $     725,036             $   8,924,052
                               =================================================

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                 [GLOBE GRAPHIC]
                      STATEMENTS OF ASSETS AND LIABILITIES
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  JULY 31, 1997
                                   (UNAUDITED)

                                                                     IAI DEVELOPING                    IAI INTERNATIONAL
                                                                     COUNTRIES FUND                           FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $14,311,243 and $107,584,264)
   (see Fund Portfolios)                                               $ 15,083,896                      $ 116,551,100
Cash in bank on demand deposit                                              237,681                            849,052
Receivable for investment securities sold                                     --                             5,504,693
Dividends receivable                                                         11,749                            757,281
Unrealized appreciation on foreign currency contracts
   held, at value (Note 6)                                                    --                               431,245
------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                          15,333,326                        124,093,371
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investment securities purchased                                 445,925                          1,849,660
Unrealized depreciation on foreign currency contracts
   held, at value (Note 6)                                                    1,305                              3,275
------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                        447,230                          1,852,935
------------------------------------------------------------------------------------------------------------------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK               $ 14,886,096                      $ 122,240,436
========================================================================================================================
REPRESENTED BY:
Capital stock                                                          $     12,956                      $      91,390
Additional paid-in capital                                               13,637,101                        105,320,642
Undistributed net investment income                                           7,852                            605,273
Accumulated net realized gains (losses) on investments                      456,485                          7,026,409
Unrealized appreciation or depreciation on:
   Investment securities                                    $  772,653                     $  8,966,836
   Other assets and liabilities
      denominated in foreign currency                             (951)                         229,886
                                                            ----------                     ------------
                                                                            771,702                          9,196,722
------------------------------------------------------------------------------------------------------------------------
   TOTAL - REPRESENTING NET ASSETS APPLICABLE
      TO OUTSTANDING CAPITAL STOCK                                     $ 14,886,096                      $ 122,240,436
========================================================================================================================
   Shares of capital stock outstanding; authorized
      10 billion shares each of $.01 par value stock                      1,295,624                          9,139,049
------------------------------------------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK              $      11.49                      $       13.38
========================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24

                                 [GLOBE GRAPHIC]
                            STATEMENTS OF OPERATIONS
              IAIDEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                         SIX MONTHS ENDED JULY 31, 1997
                                   (UNAUDITED)

                                                                       IAI DEVELOPING                 IAI INTERNATIONAL
                                                                       COUNTRIES FUND                        FUND
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME

INCOME
   Dividends (net of foreign income taxes withheld
     of $13,289 and $293,917)                                           $   194,928                      $  2,079,230
   Interest                                                                  20,132                            93,398
-----------------------------------------------------------------------------------------------------------------------
     TOTAL INCOME                                                           215,060                         2,172,633
-----------------------------------------------------------------------------------------------------------------------
EXPENSES
   Management fees                                                          124,336                           957,248
   Compensation of Directors                                                    654                             6,180
-----------------------------------------------------------------------------------------------------------------------
     TOTAL EXPENSES                                                         124,990                           963,428
     Less fees reimbursed by Advisers                                          (654)                           (6,180)
-----------------------------------------------------------------------------------------------------------------------
     NET EXPENSES                                                           124,336                           957,248
-----------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                                   90,724                         1,215,385
-----------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)

Net realized gains (losses) on:
   Investment securities                                   $  552,097                      $ 6,983,821
   Foreign currency transactions                              (17,789)                          86,527
                                                           ----------                      -----------
                                                                            534,308                         7,070,348
Net change in unrealized appreciation or depreciation on:
   Investment securities                                   $  761,363                      $ 6,482,604
   Other assets and liabilities denominated in
       foreign currency                                          (783)                        (157,214)
                                                           ----------                      -----------
                                                                            760,580                         6,325,390
-----------------------------------------------------------------------------------------------------------------------
     NET GAIN ON INVESTMENTS                                              1,294,888                        13,395,738
-----------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS                                                  $ 1,385,612                      $ 14,611,123
=======================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24

                                 [GLOBE GRAPHIC]
                       STATEMENTS OF CHANGES IN NET ASSETS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                                                    IAI DEVELOPING COUNTRIES              IAI INTERNATIONAL
                                                                             FUND                               FUND

                                                              Six months ended     Year ended      Six months ended    Year ended
                                                                July 31, 1997   January 31, 1997     July 31, 1997  January 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                                                       (UNAUDITED)                          (UNAUDITED)
   Net investment income                                        $    90,724      $    53,676         $  1,215,385      $  2,042,362
   Net realized gains                                               534,308          516,889            7,070,348        12,005,271
   Net change in unrealized appreciation or depreciation            760,580         (152,181)           6,325,390       (10,839,388)
------------------------------------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       1,385,612          418,384           14,611,123         3,208,245
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (94,056)         (57,715)          (1,225,720)       (2,507,284)
   Net realized gains                                                  --           (635,048)          (1,521,800)      (10,555,519)
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                          (94,056)        (692,763)          (2,747,520)      (13,062,803)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Net proceeds from sale of shares                               6,074,043       12,478,531           60,177,077       118,509,652
   Net asset value of shares issued to shareholders in
       reinvestment of distributions                                 84,200          683,741            2,623,824        12,833,206
   Cost of shares redeemed                                       (4,545,310)      (8,263,295)         (68,615,304)     (156,960,324)
------------------------------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
             TRANSACTIONS                                         1,612,933        4,898,977           (5,814,403)      (25,617,466)
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                    2,904,489        4,624,598            6,049,200       (35,472,024)
NET ASSETS AT BEGINNING OF PERIOD                                11,981,607        7,357,009          116,191,236       151,663,260
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $14,886,096      $11,981,607         $122,240,436      $116,191,236
====================================================================================================================================
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:            $     7,852      $    11,184         $    605,273      $    615,608
====================================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24

                                 [GLOBE GRAPHIC]
                              FINANCIAL HIGHLIGHTS
                          IAI DEVELOPING COUNTRIES FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                             Six months                           Period from
                                                                ended          Year ended      February 10, 1995+
                                                            July 31, 1997   January 31, 1997   to January 31, 1996
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                              (UNAUDITED)
   Beginning of period                                        $  10.38         $    10.56          $   10.00
------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                          0.08               0.05                --
   Net realized and unrealized gains                              1.11               0.46               0.83
------------------------------------------------------------------------------------------------------------------
      TOTAL FROM OPERATIONS                                       1.19               0.51               0.83
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (0.08)             (0.06)               --
   Net realized gains                                              --               (0.63)             (0.27)
------------------------------------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                                        (0.08)             (0.69)             (0.27)
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   End of period                                              $  11.49         $    10.38          $   10.56
==================================================================================================================

Total investment return*                                         11.49%              5.22%              8.53%

Net assets at end of period (000's omitted)                   $ 14,886         $   11,982          $   7,357

RATIOS
   Expenses to average daily net assets***                        2.00%**            2.00%              2.15%**
   Expenses to average daily net assets
      (net of expenses paid indirectly)***                        2.00%**            2.00%              2.00%**
   Net investment income to average daily net assets***           1.46%**            0.52%              0.04%**
   Average brokerage commission rate****                      $ 0.0039         $   0.0057                n/a
   Portfolio turnover rate (excluding short-term securities)      30.0%              61.0%              41.9%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**    ANNUALIZED

*** THE FUND'S ADVISER VOLUNTARILY WAIVED $17,765 AND $45,293 IN EXPENSES FOR THE YEAR ENDED JANUARY 31, 1997 AND THE PERIOD ENDED JANUARY 31, 1996, RESPECTIVELY. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 2.17% AND 3.42%, RESPECTIVELY, AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 0.35% AND (1.23%), RESPECTIVELY. BEGINNING IN FISCAL 1996, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS INCLUDES EXPENSES PAID INDIRECTLY BY THE FUND.

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

+     COMMENCEMENT OF OPERATIONS

                                 [GLOBE GRAPHIC]
                              FINANCIAL HIGHLIGHTS
                             IAI INTERNATIONAL FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                            Years ended                                  Years ended
                                          Six months         January 31,           Period from            March 31,
                                             ended     ----------------------   April 1, 1994 to   ---------------------
                                        July 31, 1997    1997          1996     January 31, 1995+    1994         1993
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                          (UNAUDITED)
   Beginning of period                    $  12.11     $  13.24      $  12.06       $  13.45       $  11.22     $  11.02
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                      0.14         0.24          0.19           0.11           0.06         0.06
   Net realized and unrealized
     gains (losses)                           1.44         0.08          2.17          (0.62)          2.56         0.60
--------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM OPERATIONS                    1.58         0.32          2.36          (0.51)          2.62         0.66
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                     (0.14)       (0.28)        (0.16)           --           (0.34)       (0.04)
   Net realized gains                        (0.17)       (1.17)        (1.02)         (0.88)         (0.05)       (0.42)
--------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                     (0.31)       (1.45)        (1.18)         (0.88)         (0.39)       (0.46)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
   End of period                          $  13.38     $  12.11      $  13.24       $  12.06       $  13.45     $  11.22
==========================================================================================================================

Total investment return*                     13.02%        2.39%        20.15%         (4.14%)        23.85%        6.18%

Net assets at end of period
   (000's omitted)                        $122,240     $116,191      $151,663       $136,474       $134,796     $ 59,248

RATIOS
   Expenses to average net assets***          1.66%**      1.65%         1.66%          1.72%**        1.74%        1.91%
   Expenses to average net assets
     (net of expenses paid indirectly)***     1.66%**      1.65%         1.66%           n/a            n/a          n/a
   Net investment income to
     average net assets***                    2.11%**      1.56%         1.12%          1.04%**         .87%        1.42%
   Average brokerage
     commission rate****                  $ 0.0107     $ 0.0157           n/a            n/a            n/a          n/a
   Portfolio turnover rate
     (excluding short-term securities)        35.4%        32.1%         39.2%          27.6%          50.9%        28.6%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**    ANNUALIZED

*** BEGINNING IN FISCAL 1996, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS INCLUDES EXPENSES PAID INDIRECTLY BY THE FUND.

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

+     REFLECTS FISCAL YEAR END CHANGE FROM MARCH 31 TO JANUARY 31.

                                 [GLOBE GRAPHIC]
                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  JULY 31, 1997
                                   (UNAUDITED)

[1]   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Developing Countries Fund and IAI International Fund are separate portfolios of IAI Investment Funds III, Inc. The Developing Countries Fund commenced operations on February 10, 1995. The Funds have a primary objective of capital appreciation mainly through investment in equity securities of developed and emerging countries. This report covers only the Developing Countries Fund and International Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY CONTRACTS

The Funds invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward currency contract transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

                                 [GLOBE GRAPHIC]
                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  JULY 31, 1997
                                   (UNAUDITED)

[1]   SUMMARY OF SIGNIFICANT ACCOUNTING
      POLICIES (CONT.)

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investments companies (PFICs), and losses deferred due to "wash sales." The character of distributions made during the year for net investment income or net realized gains may also differ from it's ultimate characterization for tax purposes.

The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Funds accrue such taxes as applicable.

For federal income tax purposes, Developing Countries Fund had a capital loss carryover of approximately $28,000 at January 31, 1997 which, if not offset by subsequent capital gains, will expire in 2006. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are paid semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

CONCENTRATION OF RISK

Investments in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Funds' investments and the income it generates, as well as the Funds' ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                                 [GLOBE GRAPHIC]
                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  JULY 31, 1997
                                   (UNAUDITED)

[2]   COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). The Funds are committed to make capital contributions, if requested by the Company.

Developing Countries Fund and International Fund have available lines of credit of $3,800,000 and $15,000,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. There were no borrowings outstanding at July 31, 1997.

[3]   FEES AND EXPENSES

Under terms of each Funds' Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. For Developing Countries Fund this fee is equal to an annual rate of 2.00% declining to 1.65% of average daily net assets. For International Fund this fee is equal to an annual rate of 1.70% declining to 1.30% of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4]   CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows:

                                                      IAI DEVELOPING                       IAI INTERNATIONAL
                                                      COUNTRIES FUND                              FUND
---------------------------------------------------------------------------------------------------------------------
                                              Six months         Year ended          Six months         Year ended
                                                 ended           January 31,            ended           January 31,
                                             July 31, 1997          1997            July 31, 1997          1997
---------------------------------------------------------------------------------------------------------------------
 SOLD                                            554,557          1,168,544            4,722,771         9,050,644
 ISSUED FOR REINVESTED DISTRIBUTIONS               7,373             70,024              196,690         1,043,904
 REDEEMED                                       (420,578)          (781,138)          (5,378,455)      (11,955,329)
---------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN SHARES OUTSTANDING       141,352            457,430             (458,994)       (1,860,781)
=====================================================================================================================


                                 [GLOBE GRAPHIC]
                          NOTES TO FINANCIAL STATEMENTS
              IAI DEVELOPING COUNTRIES FUND, IAI INTERNATIONAL FUND


                                  JULY 31, 1997
                                   (UNAUDITED)

[5]   PURCHASES AND SALES OF SECURITIES

For the six months ended July 31, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for each Fund were as follows:

                                          Purchases                 Sales
-------------------------------------------------------------------------------
  IAI DEVELOPING COUNTRIES FUND       $     4,158,726         $    3,559,155
  IAI INTERNATIONAL FUND              $    38,978,391         $   50,964,763


[6]   FOREIGN CURRENCY COMMITMENTS

At July 31, 1997, the Funds had entered into foreign currency exchange contracts. The unrealized appreciation and/or depreciation on those contracts at July 31, 1997 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


IAI DEVELOPING COUNTRIES FUND
----------------------------------------------------------------------------------------------------------------
  Exchange                                                                    Unrealized           Unrealized
  Date          Currency to be Delivered     Currency to be Received         Appreciation         Depreciation
----------------------------------------------------------------------------------------------------------------
  08/01/97        17,335  U.S. Dollars     44,537,934  Indonesian Rupiah    $          -          $        302
  08/01/97        40,502  U.S. Dollars    104,060,830  Indonesian Rupiah               -                   709
  08/04/97        21,034  U.S. Dollars      6,018,925  Greek Drachma                   -                    54
  08/04/97        36,734  U.S. Dollars        283,951  Hong Kong Dollars               -                    59
  08/05/97        31,100  U.S. Dollars        142,982  South African Rand              -                    88
  08/05/97        33,007  U.S. Dollars        151,750  South African Rand              -                    93
----------------------------------------------------------------------------------------------------------------
                                                                            $          -          $      1,305
================================================================================================================


IAI INTERNATIONAL FUND
----------------------------------------------------------------------------------------------------------------
  Exchange                                                                    Unrealized            Unrealized
  Date         Currency to be Delivered      Currency to be Received         Appreciation          Depreciation
----------------------------------------------------------------------------------------------------------------
  08/01/97     1,496,642  Dutch Guilder       721,447  U.S. Dollars         $          -          $      2,443
  08/01/97        92,970  U.S. Dollars         56,654  British Pounds                  -                   198
  08/05/97       208,321  U.S. Dollars        126,832  British Pounds                  -                   634
  09/02/97    33,654,500  French Francs     5,800,000  U.S. Dollars              353,475                     -
  10/10/97     1,500,000  British Pounds    2,526,900  U.S. Dollars               77,770                     -
----------------------------------------------------------------------------------------------------------------
                                                                            $    431,245          $      3,275
================================================================================================================


                                 [GLOBE GRAPHIC]
                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY

                                                         Secondary
IAI Fund                      Primary Objective          Objective              Portfolio Composition
 ....................................................................................................................................
IAI DEVELOPING                Capital Appreciation        --                    Equity securities of companies in developing
COUNTRIES FUND                                                                  countries
------------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND        Capital Appreciation       Income                 Equity securities of non-U.S. companies

------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation        --                    Common stocks of small-to medium-sized emerging
                                                                                growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation        --                    Common stocks of small-to medium-sized growth
APPRECIATION FUND                                                               companies

------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation        --                    Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation        --                    Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation        --                    Common stocks with potential for above-average
                                                                                growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation        --                    Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation       Income                 Common stocks with potential for long-term
                                                                                appreciation, and common stocks that are expected to
                                                                                produce income

------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return               Income                 Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION + INCOME]                   short-term instruments

------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                     Capital Preservation   Investment-grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                     Capital Preservation   U.S. Government securities

------------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity        Income                 The portfolio has a maximum average maturity of 25
                                                                                months, investing primarily in investment-grade
                                                                                bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity        Income                 The portfolio's average dollar-weighted maturity is
                                                                                less than 90 days, investing in high quality, money
                                                                                market securities
------------------------------------------------------------------------------------------------------------------------------------


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                      IAI
                                  MUTUAL FUNDS


   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737


                                  800.945.3863
                                  612.376.2700